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                                                              EXHIBIT 10(ffff)


             EIGHTH AMENDMENT TO FINANCING AND SECURITY AGREEMENT


     THIS EIGHTH AMENDMENT TO FINANCING AND SECURITY AGREEMENT (this "Agreement") is made the 2nd day of October, 1995 but effective as of September 30, 1995, by HANGER ORTHOPEDIC GROUP, INC., a corporation organized and existing under the laws of the State of Delaware (the "Borrower"), and NATIONSBANK, N.A., successor by merger to Maryland National Bank, its successor and assigns (the "Lender").

                                    RECITALS

     A. The Borrower and the Lender entered into a Financing and Security Agreement dated July 3, 1993, (the same, as amended, modified, substituted, extended, and renewed from time to time, the "Financing Agreement"). The Financing Agreement includes, without limitation, the following amendments:

     Number of Amendment                Date
     -------------------                ----
          First                    November 17, 1993
          Second                   December 22, 1993
          Third                    April 15, 1994
          Fourth                   May 3, 1994
          Fifth                    August 12, 1994
          Sixth                    September 13, 1994
          Seventh                  March 24, 1995

     B. Pursuant to the provisions of the Financing Agreement, the Lender has from time to time made certain credit facilities available to the Borrower, including the following: (i) a revolving credit facility in the current maximum principal amount of $13,500,000 (the "Revolving Loan"); (ii) one or more term loans in the aggregate principal amount of $2,375,000 (the "Term Loans"); and (iii) an acquisition loan in the principal amount of $3,000,000 (the "Acquisition Loan").

     C. The Borrower has requested that the Lender agree to reduce the scheduled reduction of the Revolving Credit Committed Amount from $1,000,000 to $250,000 as of September 30, 1995.

     D. The Lender is willing to agree to the Borrower's request on the condition, among others, that this Agreement be executed.
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                                  AGREEMENTS

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, receipt of which is hereby acknowledged, the Borrower and the Lender agree as follows:

     1. The Borrower and the Lender agree that the Recitals above are a part of this Agreement. Unless otherwise expressly defined in this Agreement, terms defined in the Financing Agreement shall have the same meaning under this Agreement.

     2.   Amendment.  The Financing Agreement is hereby amended as follows:

          (a)  Mandatory Reduction.  Effective as of the date hereof, Section
2.1.9 of the Financing Agreement is amended and restated in its entirety as follows:

               2.1.9 Mandatory Reduction of Revolving Credit Committed Amount. The Revolving Credit Committed Amount shall be automatically and permanently reduced to by the amounts listed below as of the dates listed below (individually and collectively, the "Mandatory Revolving Credit Reduction"). The Borrower shall on or before each of the dates listed below make a Revolving Loan Mandatory Prepayment in an amount necessary to reduce the outstanding principal balance of the Revolving Credit Facility to the applicable Revolving Credit Committed Amount.

   Mandatory Reduction                            Revolving Credit
         Date            Reduction Amount         Committed Amount
   -------------------   ----------------         ----------------
      June 30, 1995         $250,000                 $13,250,000
      September 20, 1995    $250,000                 $13,000,000
      December 31, 1995     $250,000                 $12,750,000
      March 31, 1996        $250,000                 $12,500,000

     3. Conditions Precedent. This Agreement shall become effective on the date the Lender receives the following documents, each of which shall be satisfactory in form and substance to the Lender:

          (a) this Agreement executed and delivered by the Borrower and the Guarantors;

          (b) a certificate of an officer of the Borrower to the effect that there has been no change to the Articles of Incorporation or Bylaws of the Borrower as delivered to the Lender in connection with the Loans made under the Financing Agreement, all evidence of all actions taken by the Borrower approving each Financing Document to which it is a party and as to the incumbency and the specimen signature of each officer of
















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the Borrower executing this Agreement, and other documents executed in connection herewith and a certification by the President or Vice President of the Borrower as to the incumbency and signature of the Secretary of the Borrower and any other documents as the Lender may reasonably require the Borrower to execute in form and substance acceptable to the Lender; and

          (c) proof that the Borrower has paid all costs and expenses of the Lender in connection with the Loans and with this Agreement, including but not limited to all Lender's attorneys' fees.

     4. Representations; No Novation. The Borrower hereby issues, ratifies and confirms the representations, warranties and covenants contained in the Financing Agreement, as amended hereby. The Borrower represents and warrants that there exists no Event of Default or event which with the giving of notice or passage of time would constitute an Event of Default under the Financing Documents. The Borrower agrees that this Agreement is not intended to and shall not cause a novation with respect to any or all of the Obligations.

     5. Lender Release. The Borrower acknowledges and warrants that the Lender has acted in good faith and has conducted in a commercially reasonable manner its relationships with the Borrower in connection with this Agreement and generally in connection with the Financing Agreement and the Obligations, the Borrower hereby waiving and releasing any claims to the contrary.

     6. Expenses. The Borrower shall pay at the time this Agreement is executed and delivered all fees, commissions, costs, charges, taxes and other expenses incurred by the Lender and its counsel in connection with this Agreement, including, but not limited to, reasonable fees and expenses of the Lender's counsel and all recording fees, taxes and charges.

     7. Counterparts. This Agreement may be executed in any number of duplicate originals or counterparts, each of such duplicate originals or counterparts shall be deemed to be an original and all taken together shall constitute but one and the same instrument. The Borrower agrees that the Lender may rely on a telecopy of any signature of any Borrower. The Lender agrees that the Borrower may rely on a telecopy of this Agreement executed by the Lender.

     8. Entire Agreement. This Agreement contains the entire understanding between the Lender and the Borrower with respect to the subject matter hereof and supersedes any prior understandings and agreements between them respecting the subject matter hereof.

     9. Governing Law. This Agreement is one of the Financing Documents in the Financing Agreement and shall be governed by and



















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construed in accordance with the laws of the State of Maryland and shall be deemed an instrument under seal pursuant to said law.

     10. Headings. The headings and captions used in this Agreement are for the convenience of the parties only and are not a part of this Agreement.


     IN WITNESS WHEREOF, the Borrower and the Lender have executed this Agreement under seal as of the date and year first written above.


ATTEST:                       HANGER ORTHOPEDIC GROUP, INC.



                              By:                      (SEAL)
-------------------------        ----------------------
              , Secretary        Richard A. Stein
--------------                   Vice President


WITNESS:                      NATIONSBANK, N.A., as successor by
                              merger to Maryland National Bank



                              By:                      (SEAL)
-------------------------        ----------------------
                                 Louise M. Webster
                                 Vice President




































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
                            AGREEMENT OF GUARANTORS

     The undersigned are the "Guarantors" under various Guaranty of Payment Agreements, dated July 2, 1993 and a Confirmation of Guaranty and Security Agreement dated September 13, 1994 (collectively, as amended, modified, substituted, extended and renewed from time to time, the "Guaranty"), in favor
of the foregoing Lender.   In order to induce the Lender to enter into the
foregoing Agreement, the undersigned (a) consent to the transactions contemplated by, and agreements made by the Borrower under, the foregoing Agreement, and (b) ratify, confirm and reissue the terms, conditions, promises, covenants, grants, assignments, security agreements, agreements, representations, warranties and provisions contained in the Guaranty. Without limiting the foregoing, the undersigned acknowledge and agree that the Obligations (defined in the Financing Agreement) are covered by the Guaranty.

     WITNESS signatures and seals of the undersigned as of the date of the Agreement.


                              GUARANTORS:

ATTEST:                       ALBUQUERQUE PROSTHETIC CENTER, INC.


                              By:                          (SEAL)
-------------------------        --------------------------
                                 Name:
                                 Title:


ATTEST:                       CAPITAL ORTHOPEDICS, INC.


                              By:                          (SEAL)
-------------------------        --------------------------
                                 Name:
                                 Title:



ATTEST:                       COLUMBIA BRACE ACQUISITION CORP.


                              By:                          (SEAL)
-------------------------        --------------------------
                                 Name:
                                 Title:




















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ATTEST:                       DORSCH PROSTHETICS & ORTHOTICS, INC.


                              By:                          (SEAL)
-------------------------        --------------------------
                                 Name:
                                 Title:



ATTEST:                       DOBI-SYMPLEX, INC.


                              By:                          (SEAL)
-------------------------        --------------------------
                                 Name:
                                 Title:



ATTEST:                       GREINER AND SAUR ORTHOPEDICS, INC.


                              By:                          (SEAL)
-------------------------        --------------------------
                                 Name:
                                 Title:



ATTEST:                       J.E. HANGER, INC.


                              By:                          (SEAL)
-------------------------        --------------------------
                                 Name:
                                 Title:



ATTEST:                       J.E. HANGER OF CALIFORNIA, INC.


                              By:                          (SEAL)
-------------------------        --------------------------
                                 Name:
                                 Title:



ATTEST:                       MEMPHIS ORTHOPEDIC, INC.


                              By:                          (SEAL)
-------------------------        --------------------------
                                 Name:
                                 Title:













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ATTEST:                       RALPH STORRS, INC.


                              By:                          (SEAL)
-------------------------        --------------------------
                                 Name:
                                 Title:



ATTEST:                       SCOTT ORTHOPEDICS, INC.


                              By:                          (SEAL)
-------------------------        --------------------------
                                 Name:
                                 Title:



ATTEST:                       SCOTT ORTHOPEDICS OF NORTHERN COLORADO, INC.


                              By:                          (SEAL)
-------------------------        --------------------------
                                 Name:
                                 Title:



ATTEST:                       YORK PROSTHETICS, INC.


                              By:                          (SEAL)
-------------------------        --------------------------
                                 Name:
                                 Title:



ATTEST:                       ZIELKE ORTHOTICS & PROSTHETICS, INC.


                              By:                          (SEAL)
-------------------------        --------------------------
                                 Name:
                                 Title:






















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